John Hancock Funds II
Supplement dated November 23, 2011
to the current Class A shares Prospectus
In the “Your account — How Sales Charges are Calculated” section, the chart under the “Investment of $1 million or more” subsection is amended and restated as follows:
     Class A deferred charges on investment of $1 million or more

Years after purchase	CDSC
1st year	1.00%
After 1st year	None
For purposes of the CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.
You should read this Supplement in conjunction with the Prospectus and retain it for future reference.